UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 6, 2006
                                                   ----------------------------


                          GENELABS TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


        California                     0-19222                  94-3010150
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  (State or Other Jurisdiction      (Commission               (IRS Employer
        of Incorporation)           File Number)            Identification No.)


          505 Penobscot Drive, Redwood City, California            94063
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           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (650) 369-9500
                                                  -----------------------------


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         (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.

On January 6, 2006, Genelabs Technologies, Inc. (the "Company") received a letter from the Nasdaq Stock Market ("Nasdaq") confirming that the Company had regained compliance with Marketplace Rule 4310(c)(4) (the "Rule") because the closing bid price of the Company's common stock has been at $1.00 per share or greater for at least 10 consecutive business days. Nasdaq further advised the Company that the matter of the Company's compliance with the Rule is now closed.

A copy of the related press release is filed as Exhibit 99.1 hereto.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number        Description
--------------        -----------

99.1 Press Release dated January 9, 2006, entitled "Genelabs Regains Compliance with Nasdaq Capital Market Listing Requirements"

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GENELABS TECHNOLOGIES, INC.


                                             By: /s/ Matthew M. Loar
                                                 ---------------------------
                                             Name:  Matthew M. Loar
                                             Title: Chief Financial Officer
Date:  January 9, 2006

                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

99.1 Press Release January 9, 2006, entitled "Genelabs Regains Compliance with Nasdaq Capital Market Listing Requirements"